STEPSTONE GROUP REPORTS THIRD QUARTER FISCAL YEAR 2024 RESULTS
NEW YORK, February 8, 2024 – StepStone Group Inc. (Nasdaq: STEP), a global private markets investment firm focused on providing customized investment solutions and advisory and data services, today reported results for the quarter ended December 31, 2023. This represents results for the third quarter of the fiscal year ending March 31, 2024. The Board of Directors of the Company has declared a quarterly cash dividend of $0.21 per share of Class A common stock, payable on March 15, 2024, to the holders of record as of the close of business on February 29, 2024.
StepStone issued a full detailed presentation of its third quarter fiscal 2024 results, which can be accessed by visiting the Company’s website at https://shareholders.stepstonegroup.com.
Webcast and Earnings Conference Call
Management will host a webcast and conference call on Thursday, February 8, 2024, at 5:00 pm ET to discuss the Company’s results for the third quarter of the fiscal year ending March 31, 2024. The webcast will be made available on the Shareholders section of the Company's website at https://shareholders.stepstonegroup.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time to register. A replay will also be available on the Shareholders section of the Company's website approximately two hours after the conclusion of the event.
To join as a live participant in the question and answer portion of the call, participants must register at https://register.vevent.com/register/BI72745ee211894fc188f4df9e857f9f4a. Upon registering you will receive the dial-in number and a PIN to join the call as well as an email confirmation with the details.
About StepStone
StepStone Group Inc. (Nasdaq: STEP) is a global private markets investment firm focused on providing customized investment solutions and advisory, data and administrative services to its clients. As of December 31, 2023, StepStone was responsible for approximately $659 billion of total capital, including $149 billion of assets under management. StepStone's clients include some of the world's largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients, which include high-net-worth and mass affluent individuals. StepStone partners with its clients to develop and build private markets portfolios designed to meet their specific objectives across the private equity, infrastructure, private debt and real estate asset classes.
Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under the “Risk Factors” section of our annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on May 26, 2023, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use the following non-GAAP financial measures: adjusted management and advisory fees, net, adjusted revenues, adjusted net income (on both a pre-tax and after-tax basis), adjusted net income per share, adjusted weighted-average shares, fee-related earnings, fee-related earnings margin, gross realized performance fees and net realized performance fees. We have provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. The presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, the non-GAAP financial measures in this earnings release may not be comparable to similarly titled measures used by other companies in our industry or across different industries. For definitions of these non-GAAP measures and reconciliations to applicable GAAP measures, please see the section titled “Non-GAAP Financial Measures: Definitions and Reconciliations.”

Financial Highlights and Key Business Drivers/Operating Metrics

	Three Months Ended					Nine Months Ended December 31,		Percentage Change
(in thousands, except share and per share amounts and where noted)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	2022	2023	vs. FQ3'23	vs. FQ3'23 YTD
Financial Highlights
GAAP Results
Management and advisory fees, net	$128,753	$132,573	$138,115	$142,123	$151,492	$364,606	$431,730	18%	18%
Total revenues	(4,235)	172,374	178,011	191,422	(14,612)	(239,948)	354,821	245%	na
Total performance fees	(132,988)	39,801	39,896	49,299	(166,104)	(604,554)	(76,909)	25%	(87)%
Net income (loss)	(13,555)	56,816	49,446	59,251	(23,419)	(102,091)	85,278	73%	na
Net income (loss) per share of Class A common stock:
Basic	$(0.11)	$0.46	$0.34	$0.42	$(0.32)	$(0.77)	$0.43	183%	na
Diluted	$(0.11)	$0.46	$0.34	$0.42	$(0.32)	$(0.77)	$0.43	183%	na
Weighted-average shares of Class A common stock:
Basic	62,192,899	62,805,788	62,834,818	62,858,468	64,068,952	61,583,215	63,255,604	3%	3%
Diluted	62,192,899	65,831,409	65,739,470	66,198,129	64,068,952	61,583,215	66,299,982	3%	8%
Quarterly dividend per share of Class A common stock(1)	$0.20	$0.20	$0.20	$0.21	$0.21	$0.60	$0.62	5%	3%
Supplemental dividend per share of Class A common stock(2)	$—	$—	$0.25	$—	$—	$—	$0.25	na	na
Accrued carried interest allocations	1,126,386	1,227,173	1,277,783	1,331,778	1,203,847			7%

Non-GAAP Results(3)
Adjusted management and advisory fees, net(4)	$128,753	$132,720	$138,301	$142,327	$151,943	$364,606	$432,571	18%	19%
Adjusted revenues	148,053	152,940	152,780	149,800	185,123	489,030	487,703	25%	—%
Fee-related earnings (“FRE”)	42,701	37,796	44,402	43,827	50,664	118,362	138,893	19%	17%
FRE margin(5)	33%	28%	32%	31%	33%	32%	32%
Gross realized performance fees	19,300	20,220	14,479	7,473	33,180	124,424	55,132	72%	(56)%
Adjusted net income (“ANI”)	31,153	27,115	29,388	30,173	42,116	115,548	101,677	35%	(12)%
Adjusted weighted-average shares	114,651,163	114,765,635	114,673,696	115,118,060	115,232,927	114,575,210	115,009,445	1%	—%
ANI per share	$0.27	$0.24	$0.26	$0.26	$0.37	$1.01	$0.88	37%	(12)%

Key Business Drivers/Operating Metrics (in billions)
Assets under management (“AUM”)(6)	$134.0	$138.4	$142.6	$145.8	$149.0			11%
Assets under advisement (“AUA”)(6)	468.0	482.2	497.0	512.9	510.5			9%
Fee-earning AUM (“FEAUM”)	83.0	85.4	87.4	87.3	89.4			8%
Undeployed fee-earning capital (“UFEC”)	14.0	15.7	16.9	18.1	21.4			53%
_______________________________
(1)Dividends paid, as reported in this table, relate to the preceding quarterly period in which they were earned.
(2)The supplemental cash dividend relates to earnings in respect of our full fiscal year 2023.
(3)Adjusted management and advisory fees, net, adjusted revenues, FRE, FRE margin, gross realized performance fees, ANI, adjusted weighted-average shares and ANI per share are non-GAAP measures. See the definitions of these measures and reconciliations to the respective, most comparable GAAP measures under “Non-GAAP Financial Measures: Definitions and Reconciliations.”
(4)Excludes the impact of consolidating the Consolidated Funds. See reconciliation of GAAP measures to adjusted measures that follows.
(5)FRE margin is calculated by dividing FRE by adjusted management and advisory fees, net.
(6)AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented. Does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.

StepStone Group Inc.
GAAP Condensed Consolidated Balance Sheets (Unaudited)
(in thousands, except share and per share amounts)

	As of
	December 31, 2023	March 31, 2023
Assets
Cash and cash equivalents	$139,970	$102,565
Restricted cash	751	955
Fees and accounts receivable	58,126	44,450
Due from affiliates	64,021	54,322
Investments:
Investments in funds	126,813	115,187
Accrued carried interest allocations	1,203,847	1,227,173
Legacy Greenspring investments in funds and accrued carried interest allocations(1)	632,414	770,652
Deferred income tax assets	45,330	44,358
Lease right-of-use assets, net	97,404	101,130
Other assets and receivables	58,758	44,060
Intangibles, net	315,296	354,645
Goodwill	580,542	580,542
Assets of Consolidated Funds:
Cash and cash equivalents	33,589	25,997
Investments, at fair value	109,822	30,595
Other assets	1,498	772
Total assets	$3,468,181	$3,497,403
Liabilities and stockholders’ equity
Accounts payable, accrued expenses and other liabilities	$102,786	$89,396
Accrued compensation and benefits	131,735	66,614
Accrued carried interest-related compensation	635,200	644,517
Legacy Greenspring accrued carried interest-related compensation(1)	486,677	617,994
Due to affiliates	202,225	205,424
Lease liabilities	118,443	121,224
Debt obligations	123,704	98,351
Liabilities of Consolidated Funds:
Other liabilities	1,563	566
Total liabilities	1,802,333	1,844,086
Redeemable non-controlling interests in Consolidated Funds	76,076	24,530
Stockholders’ equity:
Class A common stock, $0.001 par value, 650,000,000 authorized; 64,068,952 and 62,834,791 issued and outstanding as of December 31, 2023 and March 31, 2023, respectively	64	63
Class B common stock, $0.001 par value, 125,000,000 authorized; 46,314,543 and 46,420,141 issued and outstanding as of December 31, 2023 and March 31, 2023, respectively	46	46
Additional paid-in capital	630,208	610,567
Retained earnings	131,338	160,430
Accumulated other comprehensive income	186	461
Total StepStone Group Inc. stockholders’ equity	761,842	771,567
Non-controlling interests in subsidiaries	36,827	36,380
Non-controlling interests in legacy Greenspring entities(1)	145,738	152,658
Non-controlling interests in the Partnership	645,365	668,182
Total stockholders’ equity	1,589,772	1,628,787
Total liabilities and stockholders’ equity	$3,468,181	$3,497,403
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

StepStone Group Inc.
GAAP Condensed Consolidated Statements of Income (Loss) (Unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2022	2023	2022
Revenues
Management and advisory fees, net	$151,492	$128,753	$431,730	$364,606
Performance fees:
Incentive fees	17,891	2,980	22,843	8,345
Carried interest allocations:
Realized	15,289	16,320	31,347	112,396
Unrealized	(129,584)	(63,367)	(24,849)	(354,095)
Total carried interest allocations	(114,295)	(47,047)	6,498	(241,699)
Legacy Greenspring carried interest allocations(1)	(69,700)	(88,921)	(106,250)	(371,200)
Total performance fees	(166,104)	(132,988)	(76,909)	(604,554)
Total revenues	(14,612)	(4,235)	354,821	(239,948)
Expenses
Compensation and benefits:
Cash-based compensation	73,619	62,628	218,551	182,190
Equity-based compensation	14,032	8,108	28,420	15,605
Performance fee-related compensation:
Realized	15,444	11,726	26,266	67,091
Unrealized	(62,243)	(31,875)	(9,320)	(172,554)
Total performance fee-related compensation	(46,799)	(20,149)	16,946	(105,463)
Legacy Greenspring performance fee-related compensation(1)	(69,700)	(88,921)	(106,250)	(371,200)
Total compensation and benefits	(28,848)	(38,334)	157,667	(278,868)
General, administrative and other	48,001	43,582	113,007	111,547
Total expenses	19,153	5,248	270,674	(167,321)
Other income (expense)
Investment income (loss)	(2,051)	(681)	4,115	(5,473)
Legacy Greenspring investment loss(1)	(2,222)	(8,966)	(9,054)	(32,927)
Investment income of Consolidated Funds	11,223	4,895	22,357	4,895
Interest income	827	701	2,235	1,068
Interest expense	(2,562)	(1,111)	(6,682)	(2,515)
Other income (loss)	4,408	358	3,763	(1,380)
Total other income (expense)	9,623	(4,804)	16,734	(36,332)
Income (loss) before income tax	(24,142)	(14,287)	100,881	(108,959)
Income tax expense (benefit)	(723)	(732)	15,603	(6,868)
Net income (loss)	(23,419)	(13,555)	85,278	(102,091)
Less: Net income attributable to non-controlling interests in subsidiaries	13,552	9,575	32,797	25,836
Less: Net loss attributable to non-controlling interests in legacy Greenspring entities(1)	(2,222)	(8,966)	(9,054)	(32,927)
Less: Net income (loss) attributable to non-controlling interests in the Partnership	(20,111)	(7,617)	22,677	(48,192)
Less: Net income attributable to redeemable non-controlling interests in Consolidated Funds	5,588	391	11,590	391
Net income (loss) attributable to StepStone Group Inc.	$(20,226)	$(6,938)	$27,268	$(47,199)
Net income (loss) per share of Class A common stock:
Basic	$(0.32)	$(0.11)	$0.43	$(0.77)
Diluted	$(0.32)	$(0.11)	$0.43	$(0.77)
Weighted-average shares of Class A common stock:
Basic	64,068,952	62,192,899	63,255,604	61,583,215
Diluted	64,068,952	62,192,899	66,299,982	61,583,215
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

Non-GAAP Financial Measures: Definitions and Reconciliations
Adjusted Management and Advisory Fees, Net
The following table presents the components of adjusted management and advisory fees, net. We believe adjusted management and advisory fees, net is useful to investors because it removes the impact of consolidating the Consolidated Funds which we are required to consolidate under GAAP.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	2022	2023
Focused commingled funds(1)(2)	$60,680	$62,093	$67,119	$70,481	$78,633	$164,975	$216,233
Separately managed accounts	53,515	54,033	55,744	56,431	55,838	156,154	168,013
Advisory and other services	13,926	15,546	14,101	13,740	16,069	40,698	43,910
Fund reimbursement revenues(1)	632	1,048	1,337	1,675	1,403	2,779	4,415
Adjusted management and advisory fees, net	$128,753	$132,720	$138,301	$142,327	$151,943	$364,606	$432,571
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Includes income-based incentive fees of $0.6 million for the three and nine months ended December 31, 2023 from certain funds that are regulated as a business development company.
Adjusted Revenues
Adjusted revenues represents the components of revenues used in the determination of ANI and comprise adjusted management and advisory fees, net, incentive fees (including the deferred portion) and realized carried interest allocations. We believe adjusted revenues is useful to investors because it presents a measure of realized revenues.
The table below shows a reconciliation of revenues to adjusted revenues.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	2022	2023
Total revenues	$(4,235)	$172,374	$178,011	$191,422	$(14,612)	$(239,948)	$354,821
Unrealized carried interest allocations	63,367	(100,753)	(49,364)	(55,371)	129,584	354,095	24,849
Deferred incentive fees	—	209	—	942	—	3,683	942
Legacy Greenspring carried interest allocations	88,921	80,963	23,947	12,603	69,700	371,200	106,250
Management and advisory fee revenues for the Consolidated Funds(1)	—	147	186	204	451	—	841
Adjusted revenues	$148,053	$152,940	$152,780	$149,800	$185,123	$489,030	$487,703
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
The table below shows a reconciliation of GAAP measures to additional non-GAAP measures. We use the non-GAAP measures presented below as components when calculating FRE and ANI (as defined below). We believe these additional non-GAAP measures are useful to investors in evaluating both the baseline earnings from recurring management and advisory fees, which provide additional insight into the operating profitability of our business, and the after-tax net realized income attributable to us, allowing investors to evaluate the performance of our business. These additional non-GAAP measures remove the impact of Consolidated Funds that we are required to consolidate under GAAP, and certain other items that we believe are not indicative of our core operating performance.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	2022	2023
GAAP management and advisory fees, net	$128,753	$132,573	$138,115	$142,123	$151,492	$364,606	$431,730
Management and advisory fee revenues for the Consolidated Funds(1)	—	147	186	204	451	—	841
Adjusted management and advisory fees, net	$128,753	$132,720	$138,301	$142,327	$151,943	$364,606	$432,571

GAAP cash-based compensation	$62,628	$69,990	$70,081	$74,851	$73,619	$182,190	$218,551
Adjustments(2)	(520)	(653)	(531)	(574)	(574)	(1,951)	(1,679)
Adjusted cash-based compensation	$62,108	$69,337	$69,550	$74,277	$73,045	$180,239	$216,872

GAAP equity-based compensation	$8,108	$9,335	$8,472	$5,916	$14,032	$15,605	$28,420
Adjustments(3)	(7,444)	(8,274)	(7,171)	(4,644)	(12,610)	(13,640)	(24,425)
Adjusted equity-based compensation	$664	$1,061	$1,301	$1,272	$1,422	$1,965	$3,995

GAAP general, administrative and other	$43,582	$35,612	$33,277	$31,729	$48,001	$111,547	$113,007
Adjustments(4)	(20,302)	(11,086)	(10,229)	(8,778)	(21,189)	(47,507)	(40,196)
Adjusted general, administrative and other	$23,280	$24,526	$23,048	$22,951	$26,812	$64,040	$72,811

GAAP interest income	$701	$853	$431	$977	$827	$1,068	$2,235
Interest income earned by the Consolidated Funds(5)	—	(195)	(244)	(249)	(540)	—	(1,033)
Adjusted interest income	$701	$658	$187	$728	$287	$1,068	$1,202

GAAP other income (loss)	$358	$(40)	$227	$(872)	$4,408	$(1,380)	$3,763
Adjustments(6)	—	86	(376)	403	(4,301)	—	(4,274)
Adjusted other income (loss)	$358	$46	$(149)	$(469)	$107	$(1,380)	$(511)
______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the removal of severance and compensation paid to certain employees as part of an acquisition earn-out.
(3)Reflects the removal of equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.
(4)Reflects the removal of lease remeasurement adjustments, accelerated depreciation of leasehold improvements for changes in lease terms, amortization of intangibles, transaction-related costs and other non-core operating income and expenses.
(5)Reflects the removal of interest income earned by the Consolidated Funds.
(6)Reflects the removal of amounts for Tax Receivable Agreements adjustments recognized as other income (loss), gain associated with amounts received as part of negotiations with a third party related to certain corporate matters, loss on sale of subsidiary and the impact of consolidation of the Consolidated Funds.

Adjusted Net Income
Adjusted net income, or “ANI,” is a non-GAAP performance measure that we present before the consolidation of StepStone Funds on a pre-tax and after-tax basis used to evaluate profitability. ANI represents the after-tax net realized income attributable to us. ANI does not reflect legacy Greenspring carried interest allocation revenues, legacy Greenspring carried interest-related compensation and legacy Greenspring investment income (loss) as none of the economics are attributable to us. The components of revenues used in the determination of ANI (“adjusted revenues”) comprise adjusted management and advisory fees, net, incentive fees (including the deferred portion) and realized carried interest allocations. In addition, ANI excludes: (a) unrealized carried interest allocation revenues and related compensation, (b) unrealized investment income (loss), (c) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (d) amortization of intangibles, (e) net income (loss) attributable to non-controlling interests in subsidiaries, (f) charges associated with acquisitions and corporate transactions, and (g) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). ANI is fully taxed at our blended statutory rate. We believe ANI and adjusted revenues are useful to investors because they enable investors to evaluate the performance of our business across reporting periods.
Fee-Related Earnings
Fee-related earnings, or “FRE,” is a non-GAAP performance measure used to monitor our baseline earnings from recurring management and advisory fees. FRE is a component of ANI and comprises adjusted management and advisory fees, net, less adjusted expenses which are operating expenses other than (a) performance fee-related compensation, (b) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (c) amortization of intangibles, (d) charges associated with acquisitions and corporate transactions, and (e) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). FRE is presented before income taxes. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business and our ability to cover direct base compensation and operating expenses from total fee revenue.

The table below shows a reconciliation of income (loss) before income tax to ANI and FRE.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	2022	2023
Income (loss) before income tax	$(14,287)	67,505	$58,043	$66,980	$(24,142)	$(108,959)	$100,881
Net income attributable to non-controlling interests in subsidiaries(1)	(10,802)	(10,151)	(10,540)	(10,321)	(15,537)	(28,903)	(36,398)
Net loss attributable to non-controlling interests in legacy Greenspring entities	8,966	11,148	2,866	3,966	2,222	32,927	9,054
Unrealized carried interest allocations	63,367	(100,753)	(49,364)	(55,371)	129,584	354,095	24,849
Unrealized performance fee-related compensation	(31,875)	53,515	24,211	28,712	(62,243)	(172,554)	(9,320)
Unrealized investment (income) loss	1,354	(2,207)	(2,529)	(1,657)	5,559	10,219	1,373
Impact of Consolidated Funds	(4,895)	(4,002)	(2,647)	(8,223)	(11,068)	(4,895)	(21,938)
Deferred incentive fees	—	209	—	942	—	3,683	942
Equity-based compensation(2)	7,444	8,274	7,171	4,644	12,610	13,640	24,425
Amortization of intangibles	10,870	10,870	10,661	10,661	10,661	32,611	31,983
Tax Receivable Agreements adjustments through earnings	—	(244)	—	—	222	—	222
Non-core items(3)	9,952	733	(50)	(1,500)	6,335	16,847	4,785
Pre-tax ANI	40,094	34,897	37,822	38,833	54,203	148,711	130,858
Income taxes(4)	(8,941)	(7,782)	(8,434)	(8,660)	(12,087)	(33,163)	(29,181)
ANI	31,153	27,115	29,388	30,173	42,116	115,548	101,677
Income taxes(4)	8,941	7,782	8,434	8,660	12,087	33,163	29,181
Realized carried interest allocations	(16,320)	(18,693)	(14,473)	(1,585)	(15,289)	(112,396)	(31,347)
Realized performance fee-related compensation(5)	11,726	12,755	9,102	1,720	15,444	67,091	26,266
Realized investment income	(673)	(757)	(557)	(1,423)	(3,508)	(4,746)	(5,488)
Incentive fees	(2,980)	(1,318)	(6)	(4,946)	(17,891)	(8,345)	(22,843)
Deferred incentive fees	—	(209)	—	(942)	—	(3,683)	(942)
Adjusted interest income(6)	(701)	(658)	(187)	(728)	(287)	(1,068)	(1,202)
Interest expense	1,111	1,674	2,012	2,108	2,562	2,515	6,682
Adjusted other (income) loss(6)(7)	(358)	(46)	149	469	(107)	1,380	511
Net income attributable to non-controlling interests in subsidiaries(1)	10,802	10,151	10,540	10,321	15,537	28,903	36,398
FRE	$42,701	$37,796	$44,402	$43,827	$50,664	$118,362	$138,893
_______________________________
(1)Reflects the portion of pre-tax ANI of our subsidiaries attributable to non-controlling interests and the profits interest issued in the private wealth subsidiary:

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	2022	2023
FRE attributable to non-controlling interests in subsidiaries	$10,167	$9,843	$10,534	$9,463	$10,518	$28,830	$30,515
Non fee-related earnings attributable to non-controlling interests in subsidiaries and profits interests	635	308	6	858	5,019	73	5,883
Net income attributable to non-controlling interests in subsidiaries	$10,802	$10,151	$10,540	$10,321	$15,537	$28,903	$36,398
(2)Reflects equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.

(3)Includes (income) expense related to the following non-core operating income and expenses:

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	2022	2023
Transaction costs	$6,812	$38	$37	$163	$670	$6,815	$870
Lease remeasurement adjustments	—	—	—	—	(106)	(2,709)	(106)
Accelerated depreciation of leasehold improvements for changes in lease terms	631	631	631	631	631	841	1,893
Severance costs	42	73	—	—	—	220	—
(Gain) loss on change in fair value for contingent consideration obligation	1,989	(588)	(1,249)	(2,868)	9,054	9,949	4,937
Compensation paid to certain employees as part of an acquisition earn-out	478	579	531	574	574	1,731	1,679
Gain from negotiation of certain corporate matters	—	—	—	—	(5,300)	—	(5,300)
Loss on sale of subsidiary	—	—	—	—	812	—	812
Total non-core operating income and expenses	$9,952	$733	$(50)	$(1,500)	$6,335	$16,847	$4,785
(4)Represents corporate income taxes at a blended statutory rate applied to pre-tax ANI:

	Three Months Ended					Nine Months Ended December 31,
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	2022	2023
Federal statutory rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Combined state, local and foreign rate	1.3%	1.3%	1.3%	1.3%	1.3%	1.3%	1.3%
Blended statutory rate	22.3%	22.3%	22.3%	22.3%	22.3%	22.3%	22.3%
(5)Includes carried interest-related compensation expense related to the portion of net carried interest allocation revenue attributable to equity holders of the Company’s consolidated subsidiaries that are not 100% owned:

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	2022	2023
Realized carried interest-related compensation	$2,208	$2,358	$2,189	$—	$660	$9,017	$2,849
(6)Excludes the impact of consolidating the Consolidated Funds.
(7)Excludes amounts for Tax Receivable Agreements adjustments recognized as other income (loss) ($(222) thousand for the three and nine months ended December 31, 2023 and $244 thousand for the three months ended March 31, 2023), gain associated with amounts received as part of negotiations with a third party related to certain corporate matters ($5.3 million for the three and nine months ended December 31, 2023), and loss on sale of subsidiary ($0.8 million for the three and nine months ended December 31, 2023).
Fee-Related Earnings Margin
FRE margin is a non-GAAP performance measure which is calculated by dividing FRE by adjusted management and advisory fees, net. We believe FRE margin is an important measure of profitability on revenues that are largely recurring by nature. We believe FRE margin is useful to investors because it enables them to better evaluate the operating profitability of our business across periods.

The table below shows a reconciliation of FRE to FRE margin.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	2022	2023
FRE	$42,701	$37,796	$44,402	$43,827	$50,664	$118,362	$138,893
Adjusted management and advisory fees, net	128,753	132,720	138,301	142,327	151,943	364,606	432,571
FRE margin	33%	28%	32%	31%	33%	32%	32%
Gross Realized Performance Fees
Gross realized performance fees represents realized carried interest allocations and incentive fees, including the deferred portion. We believe gross realized performance fees is useful to investors because it presents the total performance fees realized by us.
Net Realized Performance Fees
Net realized performance fees represents gross realized performance fees, less realized performance fee-related compensation. We believe net realized performance fees is useful to investors because it presents the performance fees attributable to us, net of amounts paid to employees as performance fee-related compensation.
The table below shows a reconciliation of total performance fees to gross and net realized performance fees.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	2022	2023
Incentive fees	$2,980	$1,318	$6	$4,946	$17,891	$8,345	$22,843
Realized carried interest allocations	16,320	18,693	14,473	1,585	15,289	112,396	31,347
Unrealized carried interest allocations	(63,367)	100,753	49,364	55,371	(129,584)	(354,095)	(24,849)
Legacy Greenspring carried interest allocations	(88,921)	(80,963)	(23,947)	(12,603)	(69,700)	(371,200)	(106,250)
Total performance fees	(132,988)	39,801	39,896	49,299	(166,104)	(604,554)	(76,909)
Unrealized carried interest allocations	63,367	(100,753)	(49,364)	(55,371)	129,584	354,095	24,849
Legacy Greenspring carried interest allocations	88,921	80,963	23,947	12,603	69,700	371,200	106,250
Deferred incentive fees	—	209	—	942	—	3,683	942
Gross realized performance fees	19,300	20,220	14,479	7,473	33,180	124,424	55,132
Realized performance fee-related compensation	(11,726)	(12,755)	(9,102)	(1,720)	(15,444)	(67,091)	(26,266)
Net realized performance fees	$7,574	$7,465	$5,377	$5,753	$17,736	$57,333	$28,866

Adjusted Weighted-Average Shares and Adjusted Net Income Per Share
ANI per share measures our per-share earnings assuming all Class B units and Class C units in the Partnership were exchanged for Class A common stock in SSG, including the dilutive impact of outstanding equity-based awards. ANI per share is calculated as ANI divided by adjusted weighted-average shares outstanding. We believe adjusted weighted-average shares and ANI per share are useful to investors because they enable investors to better evaluate per-share operating performance across reporting periods.
The following table shows a reconciliation of diluted weighted-average shares of Class A common stock outstanding to adjusted weighted-average shares outstanding used in the computation of ANI per share.

	Three Months Ended					Nine Months Ended December 31,
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	2022	2023
ANI	$31,153	$27,115	$29,388	$30,173	$42,116	$115,548	$101,677

Weighted-average shares of Class A common stock outstanding – Basic	62,192,899	62,805,788	62,834,818	62,858,468	64,068,952	61,583,215	63,255,604
Assumed vesting of RSUs	457,818	524,576	400,034	801,014	333,402	722,935	511,889
Assumed vesting and exchange of Class B2 units	2,486,197	2,501,045	2,504,618	2,538,647	2,553,899	2,467,141	2,532,489
Exchange of Class B units in the Partnership(1)	46,662,062	46,420,141	46,420,141	46,417,845	46,314,543	46,898,733	46,384,046
Exchange of Class C units in the Partnership(2)	2,852,187	2,514,085	2,514,085	2,502,086	1,962,131	2,903,186	2,325,417
Adjusted weighted-average shares	114,651,163	114,765,635	114,673,696	115,118,060	115,232,927	114,575,210	115,009,445

ANI per share	$0.27	$0.24	$0.26	$0.26	$0.37	$1.01	$0.88
_______________________________
(1)Assumes the full exchange of Class B units in the Partnership for Class A common stock of SSG pursuant to the Class B Exchange Agreement.
(2)Assumes the full exchange of Class C units in the Partnership for Class A common stock of SSG pursuant to the Class C Exchange Agreement.

Key Operating Metrics
We monitor certain operating metrics that are either common to the asset management industry or that we believe provide important data regarding our business. Refer to the Glossary below for a definition of each of these metrics.
Fee-Earning AUM

	Three Months Ended					Nine Months Ended December 31,		Percentage Change
(in millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	2022	2023	vs. FQ3'23
Separately Managed Accounts
Beginning balance	$52,881	$53,420	$55,345	$56,645	$56,380	$49,586	$55,345	7%
Contributions(1)	2,149	2,378	1,425	1,036	1,109	7,280	3,570	(48)%
Distributions(2)	(2,178)	(997)	(429)	(1,459)	(1,397)	(3,211)	(3,285)	(36)%
Market value, FX and other(3)	568	544	304	158	568	(235)	1,030	—%
Ending balance	$53,420	$55,345	$56,645	$56,380	$56,660	$53,420	$56,660	6%

Focused Commingled Funds
Beginning balance	$27,236	$29,565	$30,086	$30,762	$30,905	$25,587	$30,086	13%
Contributions(1)	2,497	713	796	992	1,898	4,796	3,686	(24)%
Distributions(2)	(168)	(308)	(252)	(988)	(274)	(854)	(1,514)	63%
Market value, FX and other(3)	—	116	132	139	243	36	514	na
Ending balance	$29,565	$30,086	$30,762	$30,905	$32,772	$29,565	$32,772	11%

Total
Beginning balance	$80,117	$82,985	$85,431	$87,407	$87,285	$75,173	$85,431	9%
Contributions(1)	4,646	3,091	2,221	2,028	3,007	12,076	7,256	(35)%
Distributions(2)	(2,346)	(1,305)	(681)	(2,447)	(1,671)	(4,065)	(4,799)	(29)%
Market value, FX and other(3)	568	660	436	297	811	(199)	1,544	43%
Ending balance	$82,985	$85,431	$87,407	$87,285	$89,432	$82,985	$89,432	8%
_______________________________
(1)Contributions consist of new capital commitments that earn fees on committed capital and capital contributions to funds and accounts that earn fees on net invested capital or NAV.
(2)Distributions consist of returns of capital from funds and accounts that pay fees on net invested capital or NAV and reductions in fee-earning AUM from funds that moved from a committed capital to net invested capital fee basis or from funds and accounts that no longer pay fees.
(3)Market value, FX and other primarily consist of changes in market value appreciation (depreciation) for funds that pay on NAV and the effect of foreign exchange rate changes on non-U.S. dollar denominated commitments.

Asset Class Summary

	Three Months Ended					Percentage Change
(in millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	vs. FQ3'23
FEAUM
Private equity	$45,048	$45,766	$46,539	$46,464	$48,258	7%
Infrastructure	18,314	19,274	19,874	20,122	19,789	8%
Private debt	14,082	14,361	14,865	15,122	15,460	10%
Real estate	5,541	6,030	6,129	5,577	5,925	7%
Total	$82,985	$85,431	$87,407	$87,285	$89,432	8%

Separately managed accounts	$53,420	$55,345	$56,645	$56,380	$56,660	6%
Focused commingled funds	29,565	30,086	30,762	30,905	32,772	11%
Total	$82,985	$85,431	$87,407	$87,285	$89,432	8%

AUM(1)
Private equity	$70,868	$71,611	$73,511	$76,031	$78,221	10%
Infrastructure	27,324	27,285	28,521	28,678	28,307	4%
Private debt	24,437	26,592	27,099	27,520	27,782	14%
Real estate	11,372	12,891	13,469	13,612	14,646	29%
Total	$134,001	$138,379	$142,600	$145,841	$148,956	11%

Separately managed accounts	$77,797	$82,243	$85,058	$85,387	$88,890	14%
Focused commingled funds	43,289	43,062	44,389	46,266	45,508	5%
Advisory AUM	12,915	13,074	13,153	14,188	14,558	13%
Total	$134,001	$138,379	$142,600	$145,841	$148,956	11%

AUA
Private equity	$239,270	$242,461	$251,880	$264,327	$266,246	11%
Infrastructure	47,833	50,700	53,593	55,146	57,528	20%
Private debt	16,823	17,362	17,525	18,026	17,916	6%
Real estate	164,072	171,668	173,992	175,369	168,802	3%
Total	$467,998	$482,191	$496,990	$512,868	$510,492	9%

Total capital responsibility(2)	$601,999	$620,570	$639,590	$658,709	$659,448	10%
_____________________________
Note: Amounts may not sum to total due to rounding. AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented, and does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.
(1)Allocation of AUM by asset class is presented by underlying investment asset classification.
(2)Total capital responsibility equals assets under management (AUM) plus assets under advisement (AUA).

Contacts
Shareholder Relations:
Seth Weiss
shareholders@stepstonegroup.com
1-212-351-6106
Media:
Brian Ruby / Chris Gillick / Matt Lettiero, ICR
StepStonePR@icrinc.com
1-203-682-8268

Glossary
Assets under advisement, or “AUA,” consists of client assets for which we do not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments. We generally earn revenue for advisory-related services on a contractual fixed fee basis. Advisory-related services include asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments, and investment manager review and due diligence. Advisory fees vary by client based on the scope of services, investment activity and other factors. Most of our advisory fees are fixed, and therefore, increases or decreases in AUA do not necessarily lead to proportionate changes in revenue. We believe AUA is a useful metric for assessing the relative size of our advisory business.
Our AUA is calculated as the sum of (i) the NAV of client portfolio assets for which we do not have full discretion and (ii) the unfunded commitments of clients to the underlying investments. Our AUA reflects the investment valuations in respect of the underlying investments of our client accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUA does not include post-period investment valuation or cash activity. AUA as of December 31, 2023 reflects final data for the prior period (September 30, 2023), adjusted for net new client account activity through December 31, 2023. NAV data for underlying investments is as of September 30, 2023, as reported by underlying managers up to the business day occurring on or after 100 days following September 30, 2023. When NAV data is not available by the business day occurring on or after 100 days following September 30, 2023, such NAVs are adjusted for cash activity following the last available reported NAV.
Assets under management, or “AUM,” primarily reflects the assets associated with our separately managed accounts (“SMAs”) and focused commingled funds. We classify assets as AUM if we have full discretion over the investment decisions in an account or have responsibility or custody of assets. Although management fees are based on a variety of factors and are not linearly correlated with AUM, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business.
Our AUM is calculated as the sum of (i) the net asset value (“NAV”) of client portfolio assets, including the StepStone Funds and (ii) the unfunded commitments of clients to the underlying investments and the StepStone Funds. Our AUM reflects the investment valuations in respect of the underlying investments of our funds and accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUM does not include post-period investment valuation or cash activity. AUM as of December 31, 2023 reflects final data for the prior period (September 30, 2023), adjusted for net new client account activity through December 31, 2023. NAV data for underlying investments is as of September 30, 2023, as reported by underlying managers up to the business day occurring on or after 100 days following September 30, 2023. When NAV data is not available by the business day occurring on or after 100 days following September 30, 2023, such NAVs are adjusted for cash activity following the last available reported NAV.
Consolidated Funds refer to the StepStone Funds that we are required to consolidate as of the applicable reporting period. We consolidate funds and other entities in which we hold a controlling financial interest.
Fee-earning AUM, or “FEAUM,” reflects the assets from which we earn management fee revenue (i.e., fee basis) and includes assets in our SMAs, focused commingled funds and assets held directly by our clients for which we have fiduciary oversight and are paid fees as the manager of the assets. Our SMAs and focused commingled funds typically pay management fees based on capital commitments, net invested capital and, in certain cases, NAV, depending on the fee terms. Management fees are only marginally affected by market appreciation or depreciation because substantially all of the StepStone Funds pay management fees based on capital commitments or net invested capital. As a result, management fees and FEAUM are not materially affected by changes in market value. We believe FEAUM is a useful metric in order to assess assets forming the basis of our management fee revenue.

Legacy Greenspring entities refers to certain entities for which the Company, indirectly through its subsidiaries, became the sole and/or managing member in connection with the Greenspring acquisition.
SSG refers solely to StepStone Group Inc., a Delaware corporation, and not to any of its subsidiaries.
StepStone Funds refer to SMAs and focused commingled funds of the Company, including acquired Greenspring funds, for which the Partnership or one of its subsidiaries acts as both investment adviser and general partner or managing member.
The Partnership refers solely to StepStone Group LP, a Delaware limited partnership, and not to any of its subsidiaries.
Total capital responsibility equals AUM plus AUA. AUM includes any accounts for which StepStone Group has full discretion over the investment decisions, has responsibility to arrange or effectuate transactions, or has custody of assets. AUA refers to accounts for which StepStone Group provides advice or consultation but for which the firm does not have discretionary authority, responsibility to arrange or effectuate transactions, or custody of assets.
Undeployed fee-earning capital represents the amount of capital commitments to StepStone Funds that has not yet been invested or considered active but will generate management fee revenue once this capital is invested or activated. We believe undeployed fee-earning capital is a useful metric for measuring the amount of capital that we can put to work in the future and thus earn management fee revenue thereon.